Citius Pharmaceuticals, Inc.
Investor Presentation

Spring-Summer 2017

CITIUS PHARMA

Disclaimer

This presentation has been prepared by Citius Pharmaceuticals, Inc. (the "Company") for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or the Company or any director, employee, agent, or adviser of the Company. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. The information contained in this presentation and the comments and remarks of the representatives of the Company made during the presentation to which this presentation relates are integrally related and, as such, are intended to be delivered and understood together. Information provided in this presentation speaks only as of the date hereof. The Company assumes no obligation to update any statement after the date of this presentation as a result of new information, subsequent events or any other circumstances.

Certain information contained in this presentation and statements made orally during this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of the Company's internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research.

This presentation also includes express and implied forward-looking statements regarding the current expectations, estimates, opinions and beliefs of the Company that are not historical facts. Such forward-looking statements may be identified by words such as "believes", "expects", "endeavors", "anticipates", "intends", "plans", "estimates", "projects", "should" "objective" and variations of such words and similar words. The accuracy of such statements is dependent upon future events, and involves known and unknown risks, uncertainties and other factors beyond the Company's control that may cause actual results to differ materially from what is presented herein. Investors are strongly encouraged to carefully review the Company's SEC filings for a listing of the risks that could cause actual results to differ from these forward looking statements. These forward-looking statements speak only as of the date of this presentation and should not be construed as statements of facts.

No representation or warranty, express or implied, is made by the presenter or the Company or any director, employee, agent or adviser as to the adequacy, fairness, accuracy, or completeness of the information or opinions contained in the presentation or in any statements made orally in this presentation and no liability is accepted by the Company or any such person for any loss or damage of whatever description suffered by any persons arising from any reliance on the information or any of the statements, opinions or conclusions set out in this presentation or the comments, written or oral, of any person made in connection with this presentation. Any representations and warranties will be contained only in a definitive agreement signed by the investor(s) and the Company.

Citius Management Team

Leonard Mazur, Director and Chairman of the Board

Mr. Mazur is highly accomplished entrepreneur and pharmaceutical industry executive with notable accomplishments in founding, building and creating value and returns for the investors. He has been instrumental in launching many brands which have been at the forefront in their respective categories. Mr. Mazur is a founder/co-founder of the following companies: Genesis, Triax, and Akrimax. He has previously served in Executive Management positions at Medicis Pharmaceuticals, ICN Pharmaceuticals, Knoll Pharma (divison of BASF) and Cooper Laboratories. Mr. Mazur is a member of the Board of Trustees of Manor College and is a recipient of the Ellis Island Medal of Honor. Mr. Mazur received both his BA and MBA from Temple University and has served in the U.S. Marine Corps Reserves.

Myron Holubiak, President & CEO and Director

Mr. Holubiak has extensive experience in managing and leading both large and emerging pharmaceutical and life sciences companies. He is Co-founder, Director and CEO of Leonard Meron Biosciences, Inc., and served as CEO until the merger with Citius Pharmaceuticals, Inc. in March 2016. He is the former President of Roche Laboratories, Inc., a major research based pharmaceutical company. During his tenure as President of Roche, Holubiak transformed Roche Labs into a leading antibiotic and biotechnology company. He was also founder of Emron, Inc., a pioneering health economics and managed care consulting company, and helped to create the Academy of Managed Care Pharmacy (AMCP). He is a former director and past Chairman of Bioscrip, Inc., a national home infusion services provider. He is currently a director of bioAffinity, Inc., and Assembly Biosciences, Inc. He received a BS in the double majors of Molecular Biology and Biophysics from the U of Pittsburgh; he received advanced business training from the Harvard Business School, and the University of London; and, advanced training in health economics from the University of York's Centre for Health Economics.

Investment Opportunity

Olympic Motto: "**Citius**, Altius, Fortius" (Faster, Higher, Stronger)

- ✓ Pipeline portfolio of important, high potential, later stage drugs that address unmet medical needs
  - ✓ Adjunctive cancer care, critical care medicine, and GI disease
  - ✓ Very low development risk proven drugs that have been in humans before ... 505(b)2
  - ✓ Quick market acceptance (effective, safe and cost-saving/effective solutions)
- ✓ Highly experienced and successful management team with extensive experience building and managing pharmaceutical companies and creating significant shareholder value and commitment to ensuring success
  - ✓ Over $10 million invested privately by founders (equity and convertible debt) and $7.8 million by the public
  - ✓ Multiple near-term milestones and catalysts

Pipeline in Progressive Stages

✓ **Phase 3**

- Lead product (Mino-Lok) is a unique antibiotic lock therapy that salvages central lines in bacteremic patients, has been granted QIDP, and is entering Phase 3. There is no approved competition nor any on the horizon.

✓ **Phase 2**

- Gastrointestinal product (topical hemorrhoid symptomatic treatment) Phase 2a completed with positive directional results showing improvement over components and vehicle. This product would be the only FDA approved Rx therapy for hemorrhoids.

✓ **Targeted Acquisitions**

- Business development activity focused on adjunctive cancer care (infection, chronic pain, nausea, etc.). Fast growing segment with exceptional opportunities.

Development Strategy

Objectives

✓ Identify later stage drug candidates that can be developed within a 3-4 year time horizon

✓ Acquire the most relevant and advanced technologies to provide superior product characteristics and intellectual property protection for 10 years

✓ Focus on therapeutic areas that are highly influenced by key opinion leaders (KOLs) and drugs that are prescribed by a relatively small number of physicians allowing for manageable commercialization effort

✓ Provide cost-effective or cost-saving therapies that would be endorsed by payers, patients, and providers

Mino-Lok™

Antibiotic Lock Therapy for Catheter Related Bloodstream Infections (CRBSI)

Central Venous Catheters (CVCs) , Peripherally Inserted Central Catheter (PICCs), and Hemodialysis Catheters



Central Venous Catheter



PICC



Hemodialysis


Internal jugular
Subclavian
Cephalic
Brachial
Femoral
Superior vena cava (tip location)
Inferior vena cava (alternate tip location)
Basilic







Pathogenesis of CLABSI



Contaminated
Catheter Hub
Endogenous
Skin flora
Extrinsic
HCW hands
1
Skin insertion
Endogenous
Skin flora
Extrinsic
HCW hands
Contaminated disinfectant
2
Fibrin sheath
thrombus
Skin
3
Hematogenous
from distant
Infection
(<10%)

Safdar N, Maki DG. The pathogenesis of catheter-related bloodstream infection with noncuffed short-term central venous catheters. *Int Care Med.* 2004;30:62-67

The CRBSI Challenge: Organisms Protected from Antibiotics


Biofilm formation:
Attachment
Colonization
Growth
BULK FLUID
SURFACE


Lumen of catheter
Poor antibiotic penetration
Bacteria
Biofilm: slime & bacteria
Wall of Catheter
Micrograph of Biofilm in Central Venous Catheter

- Pathogens attach to the surface of the lumen in a central venous catheter and form colonies.
- Colonies grow and exude a fibrous glycocalyx that protects the organisms from antibiotics, even when shown to be sensitive *in vitro*

The Market is Large and Highly Receptive to New Solution

Annual Incidence of CRBSI Treatments (flushes/locks)

Factors	Short Term CVC	Long Term CVC
Number of Catheters	3 million	4 million
Average Duration (days)	12	100
Catheter Days	36 million	400 million
Infection Rate	2/1000 days	1/1000 days
Catheters Infected	72,000	400,000

Sources: Ann Intern Med 2000; 132:391-402, *Clev Clin J Med* 2011; 78(1):10-17, *JAVA* 2007; 12(1):17-27, *J Inf Nurs* 2004;27(4):245-250, Joint Commission website *Monograph, CLABSI* and Internal Estimates

There are approximately 250,000 CRBSIs annually in the U.S. Subsequent to this study, our estimates have ranged upwards to over 450,000 CLASBSIs annually. CRBSIs are associated with a 12% to 35% mortality rate and an attributable cost of $35,000 to $56,000 per episode.

*Maki, D. C., Kluger, D. M. & Crnich, C. J. The Risk of Bloodstream Infection in Adults With Different Intravascular Devices: A Systematic Review of 200 Published Prospective Studies. Mayo Clinic Proceedings 81, 1159–1171 (2006)

IDSA Guidelines: Treatment of long-term CRBSI


Long-term central venous catheter (CVC) – or port (P) – related bacteremia or fungemia
Complicated
Uncomplicated (Fig. 2)
Tunnel infection, port abscess
Septic thombosis, endocarditis, osteomyelitis
Coagulase-negative staphylococcus
Staphylococcus aureus
Enterococcus
Gram-negative bacilli
Candida spp.
Remove CVC/P & treat with antibiotics for -10 days
Remove CVC/P & treat with antibiotics for 4- weeks; 6-8 weeks for osteomyelitis in adults
May retain CVC/P & use systemic antibiotic for 10-14 days + antibiotic lock therapy for 10-14 days
Remove CVC/P if there is clinical deterioration persisting or relapsing bacteremia, work-up for complicated infection and treat accordingly
Remove the infected catheter and then treat h 4-6 weeks of antimicrobial therapy unless the patient has exceptions listed in Recommendation 80
May retain CVC/P & use systemic antibiotic for 7-14 days + antibiotic lock therapy for 7-14 days
Remove CVC/P if there is clinical deterioration persisting or relapsing bacteremia, work-up for complicated infection and treat accordingly
Remove CVC/P & treat for 7-14 days
or CVC/P salvage, use systemic & antibiotic lock therapy for 10-14 days; if no response., remove CVC/P, rule out endocarditis or suppurative thrombophlebitis , and if not present treat with antibiotic for 10-14 days
Remove CVC/P & treat with antifungal rapy for 14 days after the first negative blood culture

Mermel L A et al. Clin Infect Dis. 2009;49:1-45

CVC Replacement is Costly and Risky









Locking a Central Venous Line with Mino-Lok




TPN
Subclavian vein
Clavicle
Superior vena cava


your heart



Mino-Lok™ Instructions for Use

1. Aspirate the contents of the catheter lumen using the known catheter volume as a guide for the exact amount of fluid to withdraw; lumen volume is usually 0.8 to 1.0 ml.
2. Flush each lumen of the catheter with normal saline.
3. Instill the Mino-Lok solution into each catheter lumen. Fill the lumen to the known catheter volume.
4. Label the catheter: "DO NOT USE- Mino-Lok treatment in place"
5. Allow the Mino-Lok solution to remain in place for least 2 hours.
6. After the treatment time is complete, aspirate the Mino-Lok solution from catheter lumen.
7. Flush the catheter with normal saline.
8. Re-establish the IV infusion.

Phase 2b Trial Results

Parameter	Mino-Lok Arm N	(%)	Control Arm N	(%)
Patients	30	(100%)	60	(100%)
Cancer Type				
- Hematologic	20	(67)	48	(80)
- Solid tumor	10	(33)	12	(20)
ICU Admission	4	(13)	4	(7)
Mech. Ventilator	3	(10)	0	(0)
Bacteremia				
- Gram+	17	(57)*	32	(53)
- Gram -	14	(47)*	28	(47)
Neutropenia (<500)	19	(63)	36	(60)
Microbiologic Eradication	30	(100)	60	(100)
- Relapse	0	(0)	3	(5)
Complications	0	(0)	8	(13)
SAEs related to R&R	0	(0)	6	(10)
Overall Complication Rate	0	(0%)	11**	(18%)

*1 polymicrobial patient had a Gram+ and a Gram - organism cultured
** 6 patients had >1 complication


THE UNIVERSITY OF TEXAS
MD Anderson Cancer Center

Mino-Lok Phase 3 Study Design

Multi-center, randomized, double-blind, placebo and active control superiority study



Patients with CLABSI/CRBSI (n=700)
R
Mino Lok Solution + CVC Salvage + SOC IV Antibiotics (n=350)
All organisms
Control Arm (n=350):
Saline-heparin (placebo) + SOC IV Antibiotics for commensal organisms
-or-
Antibiotic lock + SOC IV Antibiotics for *S.aureus* (incl. *MRSA*), Gram-, *Candida*

Primary End Point: Proportion of ITT Patients who have Overall Success at TOC week (8)

Intellectual Property

Mino-Lok™ is supported by a robust intellectual property portfolio that provides protection until June 7, 2024 (we have received a QIDP designation providing 5 years market exclusivity, and 3 years of Hatch-Waxman market exclusivity from the time of NDA approval… extends exclusivity to 2029). Additionally, life cycle management with an improved stability product will add several more years of protection.

Creators	Description of Patent	All U.S. and Foreign Patent Application/Patent Numbers
Issam Raad, M.D.	Antimicrobials in Combination with Chelators and Ethanol for the Rapid Eradication of Microorganisms Embedded in Biofilm	• U.S. Patent No.: 7,601,731; • EP Ser. No.: 04754538.9; • CA Ser. No.: 2,528,522;
Issam Raad, M.D. Joel Rosenblatt, Ph.D.	Antimicrobial Catheter Lock/Flush Solutions with Enhanced Stability	• Pub. No.: US 2017/0151373 A1

U.S. Patent No. 7,601,731 was filed on June 7, 2004 priority date of Provisional Application No. 60/476,555 of June 6, 2003 and issued on October 13, 2009. The expiration date is **June 7, 2024**. The claimed subject matter of U.S. Patent No. 7,601,731 includes a solution that comprises ethanol (in a specific range), EDTA and an antibiotic or antifungal that is effective in eradicating the yeast *Candida parapsilosis* or *MRSA* in a biofilm. On **November 4, 2016** application was filed that enhanced the stability of the reconstituted solution.

Qualified Infectious Disease Product (QIDP)

Fast Track Status, enables frequent communication and collaboration with FDA
Priority Review, reduces the NDA review time from 12 to 6 months
Market Exclusivity, grants an additional 5 years of market exclusivity at NDA, combined with Hatch-Waxman.

Mino-Lok™ Development Plan (as of 2/2017)



2013
2014
2015
2016
2017
2018
2019
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Phase 2 Clinical Study
Phase 3 Clinical Study
CMC and Packaging Development
First Patient In
Registration Manufacturing
2nd Registration Study
FDA EOP2 Meeting
FDA CMC Meeting
FDA 2nd Study Mtg.
FDA Interim Mtg.
FDA Review Mtg.
NDA Submission
NDA Approval

Mino-Lok™ (minocycline/disodium edetate/ethyl alcohol)

- ✓ Treats catheter-related blood stream infections (CRBSIs).
- ✓ Penetrates biofilm, eradicates bacteria and salvages infected, indwelling vascular catheters while providing anti-clotting properties.
- ✓ Will be indicated as adjunctive therapy for the treatment of Catheter-Related Blood Stream Infections (CRBSI) in combination with appropriate systemic antibiotic(s).
- ✓ Preserves central venous access in patients highly dependent on central lines and avoids the serious and expensive complications and morbidities associated with catheter removal and reinsertion.
- ✓ Worldwide rights with appx. 10 years of exclusivity at time of launch.



This will be a major step forward in addressing a serious unmet medical need.



CITIUS PHARMA

Hydro-Lido

Prescription strength topical for symptomatic hemorrhoid treatment

Hydro-Lido (hydrocortisone + lidocaine)

Citius' product is expected to be the first FDA-approved prescription product to treat hemorrhoids in the US

- At any time, up to 5% of the U.S. population suffers from hemorrhoids, but there are no FDA-approved prescription products on the market
- Between 50% and 90% of the general U.S., Canadian, and European population will experience hemorrhoidal disease at least once in life
- Over 10 million patients admit to symptoms of hemorrhoidal disease and one-third of them seek physician treatment
- OTC hemorrhoid product sales are approximately 20 million units annually

Existing Rx Treatments: "Grandfathered Products"

- Several DESI topical cream formulations containing hydrocortisone and lidocaine are commonly prescribed to treat grade I and II hemorrhoids, but none are FDA-approved
- In 2011, more than 4 million prescriptions were written in the U.S. for hemorrhoidal medications
- Other topical DESI products for hemorrhoids may contain hydrocortisone and pramoxine and none of these are FDA-approved as hemorroid treatments

Commonly Used OTC Treatments


equate
Hemorrhoidal Ointment
PREPARATION H
OINTMENT

Prescription, Non-approved Treatments


LIDOCAINE and PRILOCAINE CREAM, 2.5%/2.5%
NET WT 30 grams
PROCTOZONE-HC 2.5%
Anusol-HC 2.5%
Salix

Phase 2a Trial – Positive Directional Improvement

In a randomized, double blind study of topical formulations of vehicle and various strengths of components (cream, hydrocortisone, and lidocaine), Hydro-Lido (3% hydrocortisone + 5% lidocaine) showed directional improvement over its components and vehicle at each time data point (at Day 15, 5% lidocaine was equal to Hydro-Lido)*.

This study measured improvement in Global Score of Disease Severity from a baseline

Data suggest that Hydro-Lido may show quicker and better relief than any of its components in global improvement.


Improvement in Global Severity
80%
70%
60%
50%
40%
30%
20%
10%
0%
69.60%
69.60%
56.50%
55.20%
44.80%
39.10%
39.10%
40.70%
30.40%
37%
24.10%
18.50%
Day 3
Day 8
Day 15
Hydro-Lido
3% Hydro
5% Lido
Vehicle

* Study was not powered to show statistical significance; its purpose was to inform future study design.

Phase 2a Trial – Positive Directional Improvement

Faster Relief at Day 2*

Pruritus

Hydro-Lido achieved 88.9% relief at Day 2 compared to any of its components



Day 2 Relief (Pruritus)
88.90%
54.50%
77.80%
33.30%
Hydro-Lido
3% Hydro
5% Lido
Vehicle

Pain and Discomfort

Hydro-Lido achieved 85.7% relief of pain and discomfort at Day 2 compared to any of its components



Day 2 Relief (Pain and Discomfort)
85.70%
50.00%
50.00%
50.00%
Hydro-Lido
3% Hydro
5% Lido
Vehicle

* Study was not powered to show statistical significance; its purpose was to inform future study design.

Financial Summary

Cap Table as of July 10, 2017	Shares	WAEP
Basic Shares Outstanding	5,057,247	
Warrants	1,385,245	$8.49
Options	586,034	$8.21
Unit Purchase Options[1]	201,334	$9.00
Convertible Debt[2]	957,596	

Principal Shareholders (pre-offering)	
Leonard Mazur	(31%)
Myron Holubiak	(11%)
Reinier Beeuwkes, PhD	(11%)
Geoffrey Clark	(10%)

Stock Price	
Current Price	$6.23
52 Week High	$7.95
52 Week Low	$4.75

Note: (1) 100,667 Unit Purchase Options with a price of $9.00 per unit are outstanding, with each Unit Purchase Option consisting of 100,667 shares of common stock and warrants to purchase 100,667 shares of common stock, at an exercise price of $9.00 per share.
Note: (2) Convertible Debt assumes conversion upon a public offering at a price to the public of $6.23 on terms pursuant to the convertible note.

Competitive Landscape

There are no products being developed for treatment of infected central venous lines

Company/Source	Product/Components	Status
CorMedix (NJ, USA)	Neutrolin® taurolidine, citrate, heparin	Phase 3 trial in Prevention in HD
Great Lakes (US)	B-Lock™ trimethoprim, EDTA, ethanol	Approached FDA - Announced a prevention trial in HD in Europe (July 2012). Unaware of any progress or any IND being filed in US.

There are a number of companies attempting to compete in the CLABSI prevention antimicrobial lock market place. However, to date no company has United States regulatory approval. Additionally, most efforts in the US are focused on development of lock solutions for the prevention of CLABSI in hemodialysis (HD) patients. There are no lock solutions in development for treating CLABSI patients and salvaging indwelling, infected CVCs. The current standard-of-care is to treat the bacteremia while removing and replacing the CVC usually in a new vascular access site.

Summary

- ✓ Addressing attractive diversified multi-billion dollar opportunities – Adjunctive Cancer Care, Critical Care Medicine/Infectious Disease, Gastrointestinal Disease
- ✓ Portfolio addressing recognized unmet medical needs with cost-saving or cost-effective solutions with low risk development pathways
- ✓ Multiple staged near-term milestones
- ✓ Highly experienced and successful Management Team, Board of Directors, and Scientific Advisory Board

Corporate Profile

CITIUS PHARMA

Citius Pharmaceuticals, Inc.
11 Commerce Drive
First Floor
Cranford, NJ 07016
908-967-6767
www.citiuspharma.com

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